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                                                                    EXHIBIT 10.6


           SECOND AMENDMENT TO PRIVATE EQUITY LINE FINANCING AGREEMENT

        This SECOND AMENDMENT TO PRIVATE EQUITY LINE FINANCING AGREEMENT (this "Amendment No. 2"), is effective as of April 17, 2002, between CORIXA CORPORATION, a Delaware corporation ("Corixa"), and BNY CAPITAL MARKETS, INC., a registered broker dealer organized under the laws of New York and a subsidiary of The Bank of New York (the "Investor").

        WHEREAS, the Company and the Investor entered into that certain Private Equity Line Financing Agreement dated as of December 3, 2001 (the "Financing Agreement");

        WHEREAS, the Company and the Investor entered into that certain amendment to the Financing Agreement dated as of February 28, 2002 ("Amendment No. 1"); and

        WHEREAS, the Company and the Investor now desire to amend the Financing Agreement and Amendment No. 1 as provided herein;

        NOW, THEREFORE, in consideration for the foregoing premises, the representations, warranties, covenants and agreements contained herein and in the Financing Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, intending to be legally bound hereby, the parties hereto agree as follows:

        1. CAPITALIZED TERMS. Except as otherwise defined in this Amendment No. 2, all capitalized terms used herein shall have the meaning set forth in the Financing Agreement. All references to the term "Agreement" in the Financing Agreement shall be deemed to include this Amendment No. 2.

        2. AMENDMENT NO. 2 SUPERSEDES AMENDMENT NO. 1. This Amendment No. 2 supersedes Amendment No. 1 in its entirety.

        3. AMENDMENT TO SECTION 6.02(a)(II) OF THE FINANCING AGREEMENT. Section 6.02(a)(II) of the Financing Agreement, is hereby amended and restated to read in its entirety as follows:

           (II) The Company shall not have failed to obtain effectiveness of the Registration Statement within 230 days from the Closing Date, and the Registration Statement, after its initial effectiveness, shall not have lapsed in effect such that sales of all of the Registrable Securities otherwise cannot be made thereunder (whether by reason of the Company's failure to amend or supplement the prospectus included therein in accordance with the Registration Rights Agreement or otherwise) for more than thirty (30) consecutive Trading Days or more than ninety (90) Trading Days in any twelve (12) month period after the Registration Statement becomes effective;

        4. AMENDMENT TO SECTION 7.02(d) OF THE FINANCING AGREEMENT. Section 7.02(d) of the Financing Agreement, is hereby amended and restated to read in its entirety as follows:


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                (d) The Registration Statement shall not have been declared effective by the Commission on or before the date which is 230 days from the date of this Agreement; or

        5. FULL FORCE AND EFFECT. Except as expressly modified herein, the Financing Agreement shall continue in full force and effect in accordance with its terms. To the extent, there are any inconsistencies or ambiguities between this Amendment No. 2 and the Financing Agreement; the terms of this Amendment No. 2 shall supersede the Financing Agreement.

        6. COUNTERPARTS. This Amendment No. 2 may be executed in counterparts, each of which shall be deemed an original instrument, and all of which together shall constitute one and the same instrument.

        7. GOVERNING LAW. This Amendment No. 2 shall be governed by and construed in accordance with the internal law of the state of New York, without giving effect to the principles of conflicts of law thereof.



                            [Signature Page Follows]



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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by the undersigned, thereunto duly authorized, as of the date first above written.

                                           CORIXA CORPORATION

                                           By: /s/ David J. Fanning
                                               ---------------------------------
                                           Name: David J. Fanning
                                                 -------------------------------
                                           Title: Chief Operating Officer
                                                  ------------------------------


                                           BNY CAPITAL MARKETS, INC.

                                           By:  /s/ Wesley V. Pritchett
                                                --------------------------------
                                           Name: Wesley V. Pritchett
                                                 -------------------------------
                                           Title: Managing Director
                                                  ------------------------------